UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2012

Icahn Enterprises L.P.

 (Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 24, 2012, Icahn Enterprises L.P. (“Icahn Enterprises”) entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) among Icahn Enterprises, Beckton Corp., a Delaware corporation (“Beckton”), Barberry Corp., a Delaware corporation (“Barberry”), High River Limited Partnership, a Delaware limited partnership (“High River”), and Koala Holding Limited Partnership, a Delaware limited partnership (“Koala,” together with High River, the “Contributing Parties,” each a “Contributing Party”), pursuant to which, on August 24, 2012, the Contributing Parties contributed to Icahn Enterprises the approximately 6.41% membership interest in IEP Energy LLC (“IEP Energy”), an indirect subsidiary of Icahn Enterprises, collectively owned by the Contributing Parties for aggregate consideration consisting of 3,288,371 fully paid and non-assessable depositary units of Icahn Enterprises (“Depositary Units”). IEP Energy holds 71,198,718 shares of common stock of CVR Energy, Inc. (“CVR”), which shares currently represent approximately 82% of the total issued and outstanding shares of common stock of CVR.

The transactions contemplated by the Contribution and Exchange Agreement were authorized by the Audit Committee of the Board of Directors of Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises, on August 23, 2012. The Audit Committee was advised by independent counsel and retained an independent financial advisor which rendered a fairness opinion.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 1.01, on August 24, 2012, Icahn Enterprises acquired the approximately 6.41% membership interests in IEP Energy owned by the Contributing Parties for aggregate consideration consisting of 3,288,371 fully paid and non-assessable Depositary Units.

The issuance of Depositary Units was completed through a private placement to accredited investors (as such term is defined in Rule 501 under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)), and is exempt from registration pursuant to Section 4(2) of the Securities Act. Icahn Enterprises has not engaged in any general solicitation or advertising with regard to this issuance and has not offered the Depositary Units to the public in connection with this issuance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Contribution and Exchange Agreement, dated August 24, 2012, among Icahn Enterprises, Beckton Corp., Barberry Corp., High River Limited Partnership and Koala Holding Limited Partnership.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc. its general partner

	By:	/s/ Daniel Ninivaggi
Daniel Ninivaggi President, Chief Executive Officer and Director

Date:  August 28, 2012

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